SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: January 6, 2005
                        (Date of earliest event reported)


                          Nu Horizons Electronics Corp.
 ______________________________________________________________________________
             (Exact name of registrant as specified in its charter)


  Delaware                       001-08798                        11-2621097
 ______________________________________________________________________________
 (State or other                (Commission                     (IRS Employer
 jurisdiction of                File Number)                    Identification
 incorporation)                                                    Number)


 70 Maxess Road, Melville, New York                                  11747
 ______________________________________________________________________________
 (Address of principal executive offices)                          (Zip Code)


                                 (631) 396-5000
 ______________________________________________________________________________
               (Registrant's telephone number including area code)


                                       N/A
 ______________________________________________________________________________
          (Former name or former address, if changed since last report)



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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On January 6, 2005, the Registrant issued a press release announcing the Registrant's financial results for the quarter and nine months ended November 30, 2004. A copy of the Registrant's press release is attached hereto as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c)  99.1  PRESS RELEASE

     The information filed as an exhibit to this Form 8-K is being furnished in accordance with Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Nu Horizons Electronics Corp.

                                     By:    /s/Paul Durando
                                        -------------------------
                                        Paul Durando
                                        Vice President-Finance

Date:  January 6, 2005



















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